NYSE MKT: MSTX 4th Annual SCD Therapeutics Conference September 3, 2015 Exhibit 99.1

Forward-Looking Statements This presentation includes forward-looking statements about our business prospects, financial position, and development of vepoloxamer and AIR001 for therapeutic use in humans. Any statement that is not a statement of historical fact should be considered a forward-looking statement. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict.  Actual events or performance may differ materially from our expectations indicated by these forward-looking statements due to a number of factors, including, but not limited to, results of our pending and future clinical studies, the timeline for clinical and manufacturing activities and regulatory approval; our dependency on third parties to conduct our clinical studies and manufacture our clinical trial material; our ability to raise additional capital, as needed; our ability to establish and protect proprietary rights related to our product candidates; and other risks and uncertainties more fully described in our press releases and our filings with the SEC, including our quarterly report on Form 10-Q filed with the SEC on August 12, 2015. We caution you not to place undue reliance on any of these forward-looking statements, which speak only as of the date of this presentation. We do not intend to update any forward-looking statement included in this presentation to reflect events or circumstances arising after the date of the presentation, except as may be required by law.

Preclinical Phase 1 2a 2b Phase 3 Heart Failure (“HFpEF”) Product Pipeline Preclinical Phase 1 Phase 2 Phase 3 Sickle Cell Disease (orphan) Chronic Heart Failure Ischemic Stroke Initiation planned for Sep 2015 Planned for 2016 >75% Enrolled Vepoloxamer AIR001 Data expected fall 2015 Data expected 2016 Planned for 2016

Poiseuille’s Law describes Newtonian flow with = flow (volume/time) = length of the capillary = viscosity of the media = pressure drop over the length = radius of the capillary   Vepoloxamer: A Biophysical Agent Want lower viscosity? Reduce friction by lowering adhesion and improving the deformability of cells How? Reduce surface tension with vepoloxamer

Poiseuille’s Law describes Newtonian flow with = flow (volume/time) = length of the capillary = viscosity of the media = pressure drop over the length = radius of the capillary   Vepoloxamer: A Biophysical Agent Want lower viscosity? Reduce friction by lowering adhesion and improving the deformability of cells How? Reduce surface tension with vepoloxamer

API Structure: CMC: Large, synthesized polymer with extraction process to remove undesirable (toxic) components Composition of matter claims pending Administration: IV infusion ADME: Rapidly and predominantly cleared by kidneys (4-8h) Ether linkages cannot be cleaved; no drug metabolites Vepoloxamer Overview HO – (CH2CH2O)79– (CH2CHO)30– (CH2CH2O)79– H CH3 |

No Affinity for Healthy Cell Membranes… But Adheres to Damaged Cell Membranes Core of molecule adheres to hydrophobic domains on a cell surface, such as damaged membranes and adhesive proteins. Vepoloxamer Mechanism of Action

Vepoloxamer Pharmacodynamics Vepoloxamer adheres to hydrophobic domains on cells and lowers surface tensions Viscosity is reduced Lowers adhesion Improves flow Membranes are sealed Cell integrity maintained Ca2+ influx reduced Sickle Cell Disease: Less occlusion, reduced hemolysis Heart Failure: Membranes repair, cells survive

SCD Pathophysiology (multiple points of intervention)



Polymerization of HbS Membrane Damage Red Cell Dehydration
Externalization of phosphatidylserine
Release of Inflammatory Cytokines
Irreversibly Sickled Cells
Red Cell Arginase Release
INTRAVASCULAR Hemolysis
Plasma Free Hb
Increased Reticulocyte Counts
Loss of anti-inflammatory action
Loss of antithrombotic action
NITRIC OXIDE DEPLETION
Free Radical Formation
INFLAMMATION
Activated WBCs
Increased WBC Count
Increased Platelet Count
WBC adherence to RBCs
Activated WBCs
WBC adherence to endothelium
VASOCONSTRICTION
ACTIVATION OF COAGULATION
sRBC ADHERENCE TO ENDOTHELIUM
Activated platelets
Endothelial Cell Retraction/ Exposed Subendothelial Matrix
Activated platelets
Endothelial Cell Activation
Release of Inflammatory Cytokines
Release of Inflammatory Cytokines
MICROVASCULAR DAMAGE
Release of Inflammatory Cytokines
Endothelial Cell Retraction/ Exposed Subendothelial Matrix
TISSUE ISCHEMIA
Free Radical Formation
Stimulation of nociceptors
LOCAL HYPOXIA
STRESS
Increased Epinephrine Levels
LARGE VESSEL DAMAGE
VASO-OCCLUSION
PAIN
ANEMIA
ORGAN DAMAGE/FAILURE

Source: *Curr Probl Pediatr Adolesc Health Care 2006; 36: 346-376 (1538-5442)*

MAST THERAPEUTICS, INC.

NYSE MKT: MSTX

Vepoloxamer Effect on Sickle Cells Before vepoloxamer Lower surface tension improves flow and deformability (video) After vepoloxamer

Role of Vepoloxamer in Sickle Cell Disease Vaso-Occlusive Crisis: Adhesion of poorly-deformable, “sticky” cells to endothelium and to each other leads to vessel obstruction Occluded RBC’s cannot deliver oxygen, leading to ischemia, pain, organ damage Vepoloxamer: Lowers viscosity, reduces adhesion of cells to endothelium, lowers RBC aggregation, improves RBC deformability and restores blood flow

Vepoloxamer Lowers Pathologic Blood Viscosity Under Low Shear Rates *Vepoloxamer is purified poloxamer 188 Shear Rate (1/sec) 2.5 5 10 20 40 80

Vepoloxamer Reduces RBC Aggregation (sickle cell patients) RBCs represent 99.9% of the volume of blood cells Poloxamer 188* (mg/mL) Aggregate extent Aggregate strength *Vepoloxamer is purified poloxamer 188 The effect of poloxamer 188 on sickle cell RBC aggregation determined by a Myrenne aggregometer Results represent the mean from 11 patients relative to PBS controls (Meiselman, et al.)

Lung pathology was compared in transgenic mice pretreated with either vepoloxamer (400 mg/kg) or saline and subject to hypoxia (5% O2). (Asakura, et al.) Vepoloxamer Reduced Organ Pathology in Transgenic Sickle Mice Vepoloxamer Control

Transgenic mice pretreated with either vepoloxamer (400 mg/kg) or saline, subject to hypoxia (5% O2), and monitored for survival. (Asakura, et al.) Vepoloxamer Increased Survival in Transgenic Sickle Mice Vepoloxamer Control

Vepoloxamer Placebo Before Infusion (Crisis Baseline) Velocity (mm/sec) 0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 2-Hours After Loading 7-Hours After Loading Source: J. Investig. Med. 2004;52(6):402-6 (p = 0.00003) Vepoloxamer improved microvascular blood flow in SCD patients during vaso-occlusive crisis Vepoloxamer Improves Blood Flow Red cell velocity (mm/s) measured by video microscopy in nine sickle cell patients with vaso-occlusive crisis.

Phase 2 Study Source: Blood, September 1, 1997 – Vol 90, No. 5 Subjects Who Received Full Dose± Poloxamer 188* (n=18) Placebo (n=13) p value±± Duration of Crisis 44 hours 80 hours 0.025 Duration of Hospitalization 5 days 7 days 0.111 Total Analgesic Use 34mg 145mg 0.045 Parenteral Analgesic Use 27mg 133mg 0.022 ± Excludes patients who had drug administration errors or incomplete pain assessments (16), who withdrew consent (2) and who withdrew because of injection site pain after 15 minutes of infusion. Subjects were excluded equally (n=9) between poloxamer 188 and placebo. ±± Proportional hazards model adjusted for baseline pain. * Vepoloxamer is purified poloxamer 188 Randomized, double-blind, placebo-controlled, multi-center study in SCD patients hospitalized for vaso-occlusive crisis

Acute Chest Syndrome Clinical Study Vepoloxamerⱡ Hi Dose (100-120mg/kg/hr) (n=7) Vepoloxamerⱡ Lo Dose (40-80mg/kg/hr) (n=20) NEJM 2000* Standard of care (n=409) Vepoloxamerⱡ Hi Dose (100-120 mg/kg/hr) (n=4) Vepoloxamerⱡ Lo Dose (40-80 mg/kg/hr) (n=10) NEJM 2000* Standard of care (n=128) Children (≤19y) Adults (>19y) Acute Chest Syndrome (ACS) Serious complication of SCD that results in prolonged hospitalizations A leading cause of death in SCD patients Vepoloxamer reduced duration of hospitalization in SCD patients with ACS compared to standard of care *Source: NEJM, June 22, 2000, Vol 342, No 25 ⱡ Data on file

Prior Sponsor's Phase 3 Study


ENROLLMENT
350 patients (intended)
255 patients (actual)

- **Flawed endpoint selection and premature termination led to loss of power**

- **Proportional analysis positive:**
  - **All ages: 52% vs. 37% (n=249, p=0.02)**
  - **Under 16y*: 60% vs. 28% (n=73, p=0.009)**

- **Lessons learned for Mast's Phase 3 study:**
  1. **Vepoloxamer has activity in SCD**
  2. **Incorporate FDA, physician, and patient input**
  3. **Pain scores confounded by analgesia use**
  4. **Use a clinically-relevant, objective endpoint**
  5. **Anticipate and address data loss**

**Average age of patients in Mast's Phase 3 trial (EPIC) as of August 2015: ~15 years*

Source: JAMA, November 17, 2001 – Vol 286, No. 17

MAST THERAPEUTICS, INC.
NYSE MKT: MSTX

Largest Interventional SCD Trial Ever Conducted 388 patients, randomized 1:1 (standard of care +/- vepoloxamer) Double-blind, placebo-controlled, international (2/3rd U.S. sites) Primary Endpoint: Duration of crisis Assessed from randomization to last dose of parenteral opioid Clinically relevant (no IV meds = readiness for discharge) Sensitive data collection (patient-controlled analgesia device) Reduction in data loss (PCA device) Secondary Endpoints and Other Assessments: Re-hospitalization for crisis within 14 days Occurrence of acute chest syndrome Duration of hospitalization Tissue oxygenation Biomarkers Power Calculations 90% power to detect a 16-hour difference (17% benefit, p=0.05, CV >50%) Current Phase 3 Study “EPIC” (Mast study)

Enrollment on-track Enrollment >75% complete Top-line data anticipated Q1 2016 Most Advanced New Drug in SCD Potential to be 1st drug ever approved to treat on-going vaso-occlusive crisis Substantial head start versus other drugs in development Considerations for Regulatory Decision-Making Significant unmet need – standard of care unchanged for years Increased reliance on disease experts in rare diseases Support among medical / advocacy communities Fast Track designation Orphan Drug designation Healthcare disparity concerns Supportive clinical studies: Thorough QT, repeat-admin, special populations EPIC Success Factors

SCD Market Opportunity United States Approximately 100,000 hospitalizations annually ~50% of events occur in just 16 metropolitan areas Effective coverage with small, targeted field force Europe Approximately 40,000 patients ~50% of patients reside in 2 cities: Paris and London

Addressable market for vepoloxamer is substantially larger than for current gene corrective approaches (e.g. not limited to just “severe” patients) Vepoloxamer Market Opportunity Approximately 100,000 Hospitalizations Annually for Crisis (U.S.) * Estimated research analyst consensus (range 5-25%)

Vepoloxamer Positioned for Success in SCD Novel Therapy for Rare Disease with High Unmet Need Unique mechanism Orphan Drug Designation (U.S. and EU) New composition of matter patent application pending No approved therapies available for crisis intervention First-To-Market Advantage Clinical development >2 years ahead of nearest competitor Concentrated, In-Patient Setting 50% of U.S. patients live in just 16 metropolitan areas 80% public payer (NTAP, DRG, DSH considerations) Pharmacy Director Support Based on qualitative market research, perceived as a 4.4 out of 5; e.g. a “breakthrough medical innovation”

An Emerging Cardiovascular Company Sickle Cell Disease Most clinically-advanced new drug in development Heart Failure Two distinct programs with novel mechanisms Stroke Encouraging nonclinical data, phase 2 planned for 2016 Mast Therapeutics is committed to: Bringing the first new SCD therapy to market in over 17 years, and Showing the clinical benefit of improving blood flow and sealing cell membranes in dysfunctional circulatory conditions. Mast Therapeutics Summary

Cash/investments at 6/30/15: $43.4 million Market capitalization: ~$72 million* Shares outstanding: 164 million* Average daily volume (3 mo): ~700,000* * As of August 26, 2015 MSTX Financial Overview